Exhibit 99.1

Tricida Raises $42 Million in Registered Direct Equity Financing

SOUTH SAN FRANCISCO, Calif., November 15, 2021 — Tricida, Inc. (Nasdaq: TCDA), a pharmaceutical company focused on the development and commercialization of its investigational drug candidate, veverimer, a non-absorbed, orally-administered polymer designed to slow chronic kidney disease (CKD) progression in patients with metabolic acidosis and CKD, announced today that it has entered into definitive agreements with certain investors for the purchase and sale of common stock, pre-funded warrants and common warrants in a registered direct equity financing (the ”Financing”) for gross proceeds to Tricida of approximately $42 million. Deep Track Capital is leading the Financing, with participation from Frazier Life Sciences, OrbiMed and a member of the company’s management team. The Financing is expected to close on or about November 15, 2021, subject to customary closing conditions.

The Financing includes the issuance and sale of an aggregate of 4,666,667 shares of Tricida common stock at $6.00 per share, pre-funded warrants to purchase up to 2,333,333 shares of common stock, and the issuance of common warrants to purchase 7 million shares of common stock. The pre-funded warrants were issued at a price of $6.00 per share of common stock purchasable and have an exercise price of $0.001. The common warrants have an exercise price of $11.00 per share. The $6.00 price per each common stock share and pre-funded warrant and the $11.00 per share exercise price for each common warrant represent a 28% and 134% premium, respectively, to the company’s 30-day volume weighted average share price of $4.69 per share and a 10% and 101% premium, respectively to the closing price of $5.46 on November 12, 2021.

The common warrants may be exercised for shares of common stock or, in certain circumstances as described in the warrants, pre-funded warrants, at any time on or after the date that is six months after the date of issuance until its expiration date, which will be the earliest of: (a) the third anniversary of the date of issuance, (b) immediately prior to the closing of certain fundamental transactions or (c) five business days after written notice following certain events, including (i) submission of the Company’s new drug application for veverimer with the U.S. Food and Drug Administration (FDA), or (ii) following the issuance of a press release reporting the results of the primary analysis of the VALOR-CKD trial, (aa) the completion of a common stock financing resulting in not less than $75 million in gross proceeds at an offering price of not less than $13.50 per share, or (bb) the VWAP of the Company’s common stock is greater than $15.00 per share with certain multiple-day trading volume requirements.

Net proceeds from the Financing are expected to be approximately $41.4 million. These net proceeds will be used to fund corporate operations, including the VALOR-CKD renal outcomes trial, and are expected to extend Tricida’s financial runway into the first quarter of 2023. Tricida estimates that the additional financial resources will enable it to conduct the previously announced administrative stop of the VALOR-CKD trial in the second quarter of 2022 and enable the accrual of primary endpoint events until approximately July 2022. Based on Tricida’s historical rate of accrual of primary endpoint events of about 10 to 12 events per month, Tricida believes that this date corresponds to approximately 240 to 255 primary endpoint events. Based on current estimates, Tricida anticipates reporting topline results from the VALOR-CKD trial in the third quarter of 2022 and believes that, with the proceeds of today’s financing, its financial resources will extend for approximately six months following the anticipated announcement of top-line results from the VALOR-CKD trial.

“This proposal from Deep Track provided us with an elegant means under the right terms to extend our financial runway and continue to execute on the VALOR-CKD trial,” said Gerrit Klaerner, Ph.D., Tricida’s Chief Executive Officer and President. “We now have an approach to stopping the trial that has been developed in accordance with feedback from the FDA and that should help us achieve our goal of providing top-line VALOR-CKD data in the third quarter of 2022.”

The offering is being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). The securities will be offered only by means of a prospectus supplement and the accompanying prospectus forming a part of the effective shelf registration statement. Before investing, investors should read the prospectus in that registration statement and the documents incorporated by reference in that registration statement, as well as the prospectus supplement related to the offering.

About Tricida

Tricida, Inc. is a pharmaceutical company focused on the development and commercialization of its investigational drug candidate, veverimer, a non-absorbed, orally-administered polymer designed to slow CKD progression in patients with metabolic acidosis and CKD. Tricida is currently conducting a renal outcomes clinical trial, VALOR-CKD, to determine if veverimer slows CKD progression in patients with metabolic acidosis associated with CKD. Metabolic acidosis is a condition commonly caused by CKD that is believed to accelerate the progression of kidney deterioration. There are currently no therapies approved by the FDA to slow progression of kidney disease by correcting chronic metabolic acidosis in patients with CKD. It is estimated to pose a health risk to approximately three million patients with CKD in the United States.

For more information about Tricida, please visit Tricida.com.

Cautionary Note on Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. Words such as “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s plans and expectations for the VALOR-CKD trial, including early termination of the trial, and the rate of accrual of primary endpoint events, and its expectations regarding the potential timing of the announcement of top-line date from the VALOR-CKD trial and its financial runway. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, without limitation, the Company’s plans and expectations based on its interactions with the FDA, including the potential resubmission of an NDA for veverimer; the timing of the FDA’s approval of veverimer, if at all; the potential availability of the Accelerated Approval Program and the approvability of veverimer under that program; the Company’s plans and expectations for its VALOR-CKD trial and future clinical and product development milestones; the Company’s contractual and financial obligations to its key suppliers and vendors; the Company’s financial projections and cost estimates; and risks associated with the Company’s business prospects, financial results and business operations.

These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

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Contact:

Jackie Cossmon, IRC

Tricida, Inc.

Senior Vice President of

Investor Relations and Communications

IR@Tricida.com